                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss. 240.14a-12

                          CLIFTON SAVINGS BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)     Title of each class of securities to which transaction applies:
       N/A
       -------------------------------------------------------------------------

2)     Aggregate number of securities to which transaction applies:
       N/A
       -------------------------------------------------------------------------

3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
       N/A
       -------------------------------------------------------------------------
4)     Proposed maximum aggregate value of transaction:
       N/A
       -------------------------------------------------------------------------

5)     Total Fee paid:
       N/A
       -------------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)        Amount Previously Paid:
                  N/A
                  --------------------------------------------------------------
        2)        Form, Schedule or Registration Statement No.:
                  N/A
                  --------------------------------------------------------------
        3)        Filing Party:
                  N/A
                  --------------------------------------------------------------
        4)        Date Filed:
                  N/A
                  --------------------------------------------------------------

                          CLIFTON SAVINGS BANCORP, INC.
                             1433 VAN HOUTEN AVENUE
                            CLIFTON, NEW JERSEY 07015
                                 (973) 473-2200



                                  July 9, 2008



Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Clifton Savings Bancorp, Inc. We will hold the meeting at the Valley Regency located at 1129 Valley Road, Clifton, New Jersey, on August 14, 2008 at 9:00 a.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of Beard Miller Company LLP, the Company's independent registered public accountants, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                          Sincerely,

                          /s/ John A. Celentano, Jr.

                          John A. Celentano, Jr.
                          CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER


                          CLIFTON SAVINGS BANCORP, INC.
                             1433 VAN HOUTEN AVENUE
                            CLIFTON, NEW JERSEY 07015
                                 (973) 473-2200


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE...............................   9:00 a.m. on Thursday, August 14, 2008

PLACE.......................................   The Valley Regency, 1129 Valley Road, Clifton, New Jersey

ITEMS OF BUSINESS...........................   (1)   The election of two directors to serve for a term of
                                                     three years;

                                               (2)   The ratification of the appointment of Beard Miller
                                                     Company LLP as independent registered public
                                                     accountants for the Company for the fiscal year ending
                                                     March 31, 2009; and

                                               (3)   Such other business that may properly come before
                                                     the meeting. Note: The Board of Directors is not
                                                     aware of any other business to come before the meeting.

RECORD DATE.................................   In order to vote, you must have been a stockholder at the
                                               close of business on June 30, 2008.

PROXY VOTING................................   It is important that your shares be represented and voted at the meeting. Please complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and mail it promptly
                                               in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.


                                               BY ORDER OF THE BOARD OF DIRECTORS

                                               /s/ Walter Celuch

                                               Walter Celuch
                                               PRESIDENT AND CORPORATE SECRETARY

Clifton, New Jersey
July 9, 2008

NOTE: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY MARKING, SIGNING, DATING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.

                          CLIFTON SAVINGS BANCORP, INC.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

         We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Clifton Savings Bancorp, Inc. ("Clifton Savings Bancorp" or the "Company") for the 2008 annual meeting of stockholders and for any adjournment or postponement of the meeting. Clifton Savings Bancorp is the holding company for Clifton Savings Bank (formerly known as Clifton Savings Bank, S.L.A.).

         We are holding the 2008 annual meeting at the Valley Regency located at 1129 Valley Road, Clifton, New Jersey, on August 14, 2008 at 9:00 a.m., local time.

         We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about July 9, 2008.

                            INFORMATION ABOUT VOTING

WHO CAN VOTE AT THE MEETING

         You are entitled to vote your shares of Clifton Savings Bancorp common stock that you owned as of June 30, 2008. As of the close of business on June 30, 2008, a total of 26,894,293 shares of Clifton Savings Bancorp common stock were outstanding, including 16,791,758 shares of common stock held by Clifton MHC, the mutual holding company for Clifton Savings Bancorp. Each share of common stock has one vote.

         The Company's Charter provides that, until March 3, 2009, record holders of the Company's common stock, other than Clifton MHC, who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

OWNERSHIP OF SHARES; ATTENDING THE MEETING

         You may own shares of Clifton Savings Bancorp in one or more of the following ways:

         o        Directly in your name as the stockholder of record; or

         o Indirectly through a broker, bank or other holder of record in "street name."

         If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

         If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Clifton Savings Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.

QUORUM AND VOTE REQUIRED

         QUORUM. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

         VOTES REQUIRED FOR PROPOSALS. At this year's annual meeting, stockholders will elect two directors to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

         In voting on the ratification of the appointment of Beard Miller Company LLP as the Company's independent registered public accountants, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of Beard Miller Company LLP as our independent registered public accountants for fiscal 2009, the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote is required.

         ROUTINE AND NON-ROUTINE PROPOSALS. The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine. If a proposal is routine, a broker, bank or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker, bank or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker, bank or other entity holding shares for an owner in street name is unable to vote on a particular proposal because the proposal is non-routine and has not received voting instructions from the beneficial owner. The election of directors and the ratification of Beard Miller Company LLP as our independent registered public accountants for fiscal 2009 are currently considered routine matters.

         HOW WE COUNT VOTES. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

         In the election of directors, votes that are withheld will have no effect on the outcome of the election. In counting votes on the proposal to ratify the selection of the independent registered public accountants, abstentions will have the same effect as a vote against the proposal.

         Because Clifton MHC owns in excess of 50% of the outstanding shares of Clifton Savings Bancorp common stock, the votes it casts will ensure the presence of a quorum and control the outcome of the vote on both proposals.

VOTING BY PROXY

         The Board of Directors of Clifton Savings Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of Clifton Savings Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Clifton Savings Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

               o  "FOR" EACH OF THE TWO NOMINEES FOR DIRECTOR; AND

               o "FOR" THE RATIFICATION OF THE APPOINTMENT OF BEARD MILLER COMPANY LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Clifton Savings Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

PARTICIPANTS IN THE BANK'S ESOP OR 401(K) SAVINGS PLAN

         If you participate in the Clifton Savings Bank Employee Stock Ownership Plan (the "ESOP") or if you hold shares through the Clifton Savings Bank 401(k) Savings Plan (the "401(k) Plan"), you will receive a vote authorization form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the Clifton Savings Bancorp, Inc. Stock Fund credited to his or her account. The trustee, subject to its fiduciary duties, will vote all shares for which no directions are given or for which instructions were not received in the same proportion as shares for which the trustee received timely voting instructions. THE DEADLINE FOR RETURNING YOUR VOTE AUTHORIZATION FORM TO EACH PLAN'S TRUSTEE IS AUGUST 7, 2008.

                              CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

         The Company's Board of Directors consists of seven directors, all of whom are independent under the listing requirements of the Nasdaq Stock Market, except for Mr. Celentano, who serves as Chairman of the Board and Chief Executive Officer of Clifton Savings Bancorp and Chairman of the Board of Clifton Savings, and Mr. Smith, who is a first cousin of Mr. Celentano and whose paving construction company occasionally provides services for the Company. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading "OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS -- TRANSACTIONS WITH RELATED PERSONS," including loans or lines of credit that the Bank has directly or indirectly made to Directors Smith, Sisco Parachini, Peto and Pivirotto.

COMMITTEES OF THE BOARD OF DIRECTORS

         The following table identifies the members of the Audit/Compliance Committee, the Nominating/Corporate Governance Committee and the Compensation Committee as of June 30, 2008. All members of each committee are independent in accordance with the listing standards of the Nasdaq Stock Market, Inc. Each of the committees operates under a written charter that is approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter annually. The charters of all three committees are available in the Investor Relations section of the Company's website (www.cliftonsavings.com).

                                                                        NOMINATING/
                                                   AUDIT/               CORPORATE
                                                 COMPLIANCE             GOVERNANCE            COMPENSATION
          DIRECTOR                                COMMITTEE             COMMITTEE              COMMITTEE
          ---------------------------------    ----------------    ---------------------   --------------------
          John A. Celentano, Jr.........
          Thomas A. Miller...............             X                     X                       X*
          Cynthia Sisco Parachini........             X                     X                       X
          John H. Peto...................             X                     X                       X
          Charles J. Pivirotto...........             X*                                            X
          Joseph C. Smith................
          John Stokes....................             X                     X*                      X
          NUMBER OF MEETINGS IN 2008                 12                     4                       9
          ------------------------
             *Chairman

         AUDIT/COMPLIANCE COMMITTEE. The Board of Directors has a separately-designated standing Audit/Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit/Compliance Committee meets periodically with the independent registered public accountants, management and the internal auditors to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that Mr. Pivirotto is an audit committee financial expert under the rules of the Securities and Exchange Commission. The report of the Audit/Compliance Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "REPORT OF THE AUDIT/COMPLIANCE COMMITTEE."

         COMPENSATION COMMITTEE. The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the Chief Executive Officer and other executives. See "COMPENSATION DISCUSSION AND ANALYSIS" for more information regarding the role of the Compensation Committee and management in determining and/or recommending the amount or form of executive compensation. The report of the Compensation Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "REPORT OF THE COMPENSATION COMMITTEE."

         NOMINATING/CORPORATE GOVERNANCE COMMITTEE. The Nominating/Corporate Governance Committee takes a leadership role in shaping governance policies and practices including recommending to the Board of Directors the corporate governance policies and guidelines applicable to Clifton Savings Bancorp and monitoring compliance with these policies and guidelines. In addition, the Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It leads the Board in its annual review of the Board's performance and recommends director candidates for each committee for appointment by the Board. The procedures of the Nominating/Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are set forth below.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE PROCEDURES

         MINIMUM QUALIFICATIONS. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First a candidate must meet the eligibility requirements set forth in the Company's bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

         The Nominating/Corporate Governance Committee will consider the following criteria in selecting nominees for initial election or appointment to the Board of Directors: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating/Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

         In addition, before nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

         DIRECTOR NOMINATION PROCESS. The Nominating/Corporate Governance Committee process for identifying and evaluating individuals to be nominated for election to the Board of Directors is as follows:

         IDENTIFICATION. For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors as well as its knowledge of members of the Bank's local communities. The Nominating/Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating/Corporate Governance Committee has not previously used an independent search firm to identify nominees.

         EVALUATION. In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating/Corporate Governance Committee will conduct a check of the individual's background and interview the candidate.

         CONSIDERATION OF RECOMMENDATIONS BY STOCKHOLDERS. It is the policy of the Nominating/ Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company's Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating/Corporate Governance Committee's resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

         PROCEDURES TO BE FOLLOWED BY STOCKHOLDERS. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

         1.       The name of the person recommended as a director candidate;

         2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

         3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

         4. As to the stockholder making the recommendation, the name and address, as they appear on the Company's books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company's common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

         5. A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

         In order for a director candidate to be considered for nomination at the Company's annual meeting of stockholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days before the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting, advanced by one year.

BOARD AND COMMITTEE MEETINGS

         During the year ended March 31, 2008, the Boards of Directors of the Company and the Bank held 29 and 15 meetings, respectively. No director attended fewer than 75% of the total meetings of the Company's and the Bank's respective Boards of Directors and the committees on which such director served.

DIRECTOR ATTENDANCE AT THE ANNUAL MEETING OF STOCKHOLDERS

         The Board of Directors encourages directors to attend the annual meeting of stockholders. All of the Company's directors attended the 2007 annual meeting of stockholders.

CODE OF ETHICS AND BUSINESS CONDUCT

         Clifton Savings Bancorp has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company's directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

                    REPORT OF THE AUDIT/COMPLIANCE COMMITTEE

         The Company's management is responsible for the Company's internal controls and financial reporting process. The Company's independent registered public accountants (the "independent accountants") are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit/Compliance Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

         In this context, the Audit/Compliance Committee has met and held discussions with management, the internal auditors and the independent accountants. Management represented to the Audit/Compliance Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit/Compliance Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit/Compliance Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AV
Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

         In addition, the Audit/Compliance Committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountants the independent accountants' independence from the Company and its management. In concluding that the auditors are independent, the Audit/Compliance Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

         The Audit/Compliance Committee discussed with the Company's independent accountants the overall scope and plans for their audit. The Audit/Compliance Committee meets with the independent registered public accountants, with and without management and the internal accountants present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In performing all of these functions, the Audit/Compliance Committee acts only in an oversight capacity. In its oversight role, the Audit/Compliance Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent accountants who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit/Compliance Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit/Compliance Committee's considerations and discussions with management and the independent accountants do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company's independent accountants are in fact "independent."

         In reliance on the reviews and discussions referred to above, the Audit/Compliance Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2008 for filing with the Securities and Exchange Commission. The Audit/Compliance Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company's independent accountants.

              AUDIT/COMPLIANCE COMMITTEE THE BOARD OF DIRECTORS OF
                          CLIFTON SAVINGS BANCORP, INC.

                         Charles J. Pivirotto, Chairman
                                Thomas A. Miller
                             Cynthia Sisco Parachini
                                  John H. Peto
                                   John Stokes

                              DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2008 fiscal year.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       CHANGE IN PENSION VALUE
                                                                          AND NONQUALIFIED
                            FEES EARNED OR    STOCK        OPTION       DEFERRED COMPENSATION
                             PAID IN CASH     AWARDS       AWARDS             EARNINGS              ALL OTHER          TOTAL
           NAME                 ($)(1)        ($)(2)       ($)(3)              ($)(4)           COMPENSATION ($)        ($)
-----------------------------------------------------------------------------------------------------------------------------------
Thomas A. Miller              $56,000          $61,156    $28,167               --                   $3,291          $148,614
-----------------------------------------------------------------------------------------------------------------------------------
Cynthia Sisco Parachini       $55,417             --         --               $13,477                   --           $ 68,894
-----------------------------------------------------------------------------------------------------------------------------------
John H. Peto                  $56,000          $61,156    $28,167             $19,769                $3,291          $168,383
-----------------------------------------------------------------------------------------------------------------------------------
Charles J. Pivirotto          $56,000             --         --               $14,415                   --           $ 70,415
-----------------------------------------------------------------------------------------------------------------------------------
Joseph C. Smith               $48,000          $61,156    $28,167             $11,986                $3,291          $152,600
-----------------------------------------------------------------------------------------------------------------------------------
John Stokes                   $56,000          $61,156    $28,167             $25,941                $3,291          $174,555
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
(1) Includes fees earned for service with Clifton Savings, Clifton Savings Bancorp and Clifton MHC.
(2) Reflects the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R) for shares of restricted stock in fiscal 2008 based upon the Company's stock price of $10.22 on the date of grant. The aggregate number of unvested restricted stock award shares held by each of Messrs. Miller, Peto, Smith and Stokes at fiscal year end was 11,968. There were no awards of restricted stock granted in fiscal 2008. Stock awards vest in five equal annual installments beginning on the date of grant, which for all shares shown was December 7, 2005.
(3) Reflects the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R) for each director, based upon a fair value of each option of $2.38 using the Black-Scholes option pricing model. The aggregate number of options held by each non-employee director at fiscal year end was 74,795. For further information on the assumptions used to compute the fair value, see note 13 to the notes to the consolidated financial statements contained in the Company's Annual Report on Form 10-K. Options vest in five equal annual installments beginning on the date of grant, which for all options shown was August 31, 2005, except for the second annual installment which vested on March 31, 2006.
(4) Amounts represent the aggregate change in the actuarial present value of accumulated benefit under the Bank's Directors' Retirement Plan. For Mr. Miller, the aggregate change was a decrease of $11,997.

CASH RETAINERS AND MEETING FEES FOR NON-EMPLOYEE DIRECTORS

         The following tables set forth the applicable retainers and fees that will be paid to non-employee directors for their service on the Board of Directors of Clifton Savings and the Board of Directors of Clifton Savings Bancorp during fiscal 2009. Employee directors do not receive any retainers or fees for their services on the Board of Directors.

         CLIFTON SAVINGS:
         Annual retainer..................................................................$38,500
         Additional annual retainer for committee chairmen (1).............................$3,500

         --------------
         (1)  Chairmen of the Audit/Compliance, Nominating/Corporate Governance,
              Compensation, Finance, Investment, and Building and Grounds
              Committees receive committee chairmen fees.

         CLIFTON SAVINGS BANCORP:

         Annual retainer...................................................................$6,000
         Additional annual retainer for Audit/Compliance Committee members.................$5,000
         Additional fee per Audit Committee meeting attended.................................$250

DIRECTORS' RETIREMENT PLAN

         Clifton Savings maintains the Clifton Savings Bank Directors' Retirement Plan to provide directors with supplemental retirement income. All current directors participate in the plan and future directors may become participants upon designation as such by the Board of Directors. The plan provides benefits upon a director's retirement, death or disability, and upon a change in control of Clifton Savings or Clifton Savings Bancorp.

         Upon their retirement following the completion of three years of service and the attainment of age 68, participants receive an annual retirement benefit, payable for life, equal to a percentage of the sum of the annual fees and retainer paid (or, for employee directors, that would have been paid) during the twelve-month period ending on the date preceding retirement. For an employee serving as Chairman of the Board of Directors, the annual retirement benefit equals a percentage of an amount that equals 137.5% of the annual fees and retainer that would have been paid if the Chairman was a non-employee. The percentage paid as an annual benefit is determined by multiplying the participant's years of service (up to a maximum of 10) by 10 percent.

         A participant who completes a minimum of three years of service, regardless of age, may receive death and disability benefits under the plan. If the participant dies prior to the start of the normal retirement benefit, the participant's surviving spouse or other designated beneficiary receives an annual death benefit, payable over a ten-year period, equal to the sum of the annual fees and retainer paid (or, for employee directors, that would have been paid or, for an employee director serving as Chairman, 137.5% of the amount that would have been paid) to the director during the twelve-month period ending on the last day of the month preceding the date of death. If a participant dies while receiving the annual retirement benefit under the plan, the beneficiary continues to receive the same annual benefit for ten years, minus the number of years the participant already received the annual retirement benefit. The disability benefit under the plan equals the sum of the annual fees and retainer paid (or, for employee directors, that would have been paid or, for an employee director serving as Chairman, 137.5% of the amount that would have been paid) during the twelve-month period ending on the last day of the month immediately preceding the participant's termination of service due to disability. If a participant dies while receiving the annual disability benefit, the beneficiary continues to receive the annual disability benefit for a period of 10 years, less the number of years the participant previously received disability benefits.

         Upon the completion of one year of service, regardless of age, participants receive a benefit upon a change in control of Clifton Savings or Clifton Savings Bancorp. The annual change in control benefit, payable for the life of the participant, equals the sum of the annual fees and retainer paid (or, for employee directors, that would have been paid or, for an employee director serving as Chairman, 137.5% of the amount that would have been paid) to the participant during the twelve-month period preceding the date of a termination of service due to a change in control. If a participant dies while receiving the annual change in control benefit, the designated beneficiary continues to receive the annual change in control benefit for a period of fifteen years, minus the number of years the participant had already received benefits under the plan. Based on current director compensation and membership, the minimum annual change in control benefits payable to all directors (including the Chairman) under the Directors' Retirement Plan would total approximately $391,700 per year. This expense would represent approximately 16.5% of Clifton Savings' reported net income of $2.37 million for the year ended March 31, 2008.

         The plan provides for the payment of retirement, death, disability or change in control benefits in equal monthly installments, commencing on the first business day of the month after the participant becomes entitled to a benefit, or, if a director so elects, in an actuarial equivalent lump sum.

                                 STOCK OWNERSHIP

         The following table provides information as of June 30, 2008 about the persons and entities known to Clifton Savings Bancorp to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting authority.

                                                                                                   PERCENT
                                                                      NUMBER OF                OF COMMON STOCK
    NAME AND ADDRESS                                                SHARES OWNED                OUTSTANDING(1)
 -----------------------                                          -------------------        -----------------------
 Clifton MHC                                                       16,791,758(2)                     62.4%
 1433 Van Houten Avenue
 Clifton, New Jersey 07015

---------------------------
(1) Based on 26,894,293 shares of the Company's common stock outstanding and entitled to vote as of June 30, 2008.
(2) Acquired in the Bank's mutual holding company reorganization, which was completed on March 3, 2004. The members of the Board of Directors of Clifton Savings Bancorp and Clifton Savings also constitute the Board of Directors of Clifton MHC.

         The following table provides information as of May 30, 2008 about the shares of Clifton Savings Bancorp common stock that may be considered to be beneficially owned by each director, nominee for director, named executive officers listed in the SUMMARY COMPENSATION TABLE and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security, and each of the named individuals has sole voting and sole investment power with respect to the number of shares shown.

                                                                      NUMBER OF SHARES
                                                   NUMBER OF        THAT MAY BE ACQUIRED    PERCENT OF
                                                    SHARES            WITHIN 60 DAYS BY    COMMON STOCK
NAME                                              OWNED(1)(2)        EXERCISING OPTIONS    OUTSTANDING(3)
----------                                      ----------------  ----------------------  ----------------
John A. Celentano, Jr.                              274,072 (4)           197,400              1.74%
Walter Celuch                                        91,250 (5)           107,700                *
Bart D'Ambra                                         51,710                71,760                *
Stephen A. Hoogerhyde                                48,625                71,760                *
Thomas A. Miller                                     23,936                44,877                *
Cynthia Sisco Parachini                              50,000                    --                *
John H. Peto                                         47,420                44,877                *
Charles J. Pivirotto                                  1,130 (6)                --                *
Christine R. Piano                                   53,499                71,760                *
Joseph C. Smith                                      91,920 (7)            44,877                *
John Stokes                                          39,920                44,877                *
ALL DIRECTORS AND EXECUTIVE OFFICERS
AS A GROUP (11 PERSONS)                             773,482               699,888              5.33%

--------------------------------------------------------
*   Does not exceed 1.0% of the Company's voting securities.
(1) Includes shares of unvested restricted stock held in trust as part of the Company's 2005 Equity Incentive Plan with respect to which individuals have voting but not investment power as follows: Mr. Celentano-- 50,264 shares, Mr. Celuch--26,329 shares, Mr. D'Ambra--16,754 shares, Mr. Hoogerhyde--16,754 shares, Mr. Miller--11,968 shares, Mr. Peto--11,968 shares, Ms. Piano--16,754 shares, Mr. Smith--11,968 shares, and Mr. Stokes--11,968 shares. All restricted stock awards vest in two equal annual installments on December 7, 2008 and December 7, 2009.
(2) Includes shares allocated to the account of individuals under the Bank's employee stock ownership plan with respect to which individuals have voting but not investment power as follows: Mr. Celentano--19,314 shares, Mr. Celuch--18,827 shares, Mr. D'Ambra--10,426 shares, Mr. Hoogerhyde--11,531 shares, and Ms. Piano--11,825 shares.
(3) Based on 26,961,595 shares of the Company's common stock outstanding and entitled to vote as of May 30, 2008, plus the number of shares that may be acquired by each individual (or group of individuals) by exercising options.
(4) Includes 50,000 shares held by Mr. Celentano's spouse and 13,743 shares held in trust for Mr. Celentano under the Bank's supplemental executive retirement plan as to which he has shared voting power.
(5) Includes 5,000 shares held jointly by Mr. Celuch's spouse and daughters and 297 shares held in trust for Mr. Celuch under the Bank's supplemental executive retirement plan as to which he has shared voting power.
(6) Includes 30 shares held by Mr. Pivirotto's son and 100 shares held in trust by Mr. Pivirotto's spouse as custodian for their son.
(7) Includes 2,000 shares held by Mr. Smith's son.

                     ITEMS TO BE VOTED UPON BY STOCKHOLDERS

ITEM 1 -- ELECTION OF DIRECTORS

         The Company's Board of Directors currently consists of seven members. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are John A. Celentano, Jr. and Thomas A. Miller. Each of the nominees is currently a director of Clifton Savings Bancorp and Clifton Savings.

         Unless you indicate on the proxy card that your shares should not be voted for a certain nominee, the Board of Directors intends that the proxies solicited by it will be voted for the election of both of the Board's nominees. If either nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why either nominee might be unable to serve.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. CELENTANO, JR. AND MILLER.

         Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of March 31, 2008. The indicated period of service as a director includes the period of service as a director of Clifton Savings.

                       NOMINEES FOR ELECTION AS DIRECTORS

         THE NOMINEES STANDING FOR ELECTION TO SERVE FOR A THREE-YEAR TERM ARE:

         JOHN A. CELENTANO, JR. has served as the Chairman of the Board and Chief Executive Officer of Clifton Savings Bancorp since March 2004 and as Chairman of the Board of Clifton Savings, as an employee, since 2003. Prior to April 2003, Mr. Celentano was also a partner at the law firm of Celentano, Stadtmauer & Walentowicz, L.L.P. Age 73. Director since 1962.

         THOMAS A. MILLER is the owner of The T.A. Miller & Co., Inc., a full service marketing research organization servicing the pharmaceutical industry located in Spring Lake Heights, New Jersey. Age 70. Director since 1990.

                         DIRECTORS CONTINUING IN OFFICE

         THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2009:

         JOHN H. PETO is a real estate investor and previously was the owner of The Peto Agency, a real estate and insurance broker located in Clifton, New Jersey. Age 62. Director since 1995.

         JOSEPH C. SMITH is the President of Smith-Sondy Asphalt Construction Co., a paving construction company located in Wallington, New Jersey. Age 55. Director since 1994.

         THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2010:

         CYNTHIA SISCO PARACHINI owns and manages an apartment complex and also manages several residential complexes. Age 51. Director since 2007.

         CHARLES J. PIVIROTTO, a certified public accountant, has been the President of Pivirotto & Foster, CPA's PA, a certified public accounting firm, since 1997. Age 53. Director since 2007.

         JOHN STOKES has been a General Partner at O.I.R. Realty Co., a real estate investment company, since 1980. From 1978 to 1992, Mr. Stokes was a General Partner at Brigadier Realty, a real estate investment company. Age 78. Director since 2001.

ITEM 2 -- RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

         The Audit/Compliance Committee of the Board of Directors has appointed Beard Miller Company LLP to be the Company's independent registered public accountants for the 2009 fiscal year, subject to ratification by stockholders. A representative of Beard Miller Company LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

         If the ratification of the appointment of the independent registered public accountants is not approved by a majority of the shares represented at the annual meeting and entitled to vote, the Audit/Compliance Committee will consider other independent registered public accountants.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BEARD MILLER COMPANY LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

         AUDIT FEES. The following table sets forth the fees billed to the Company for the fiscal years ended March 31, 2008 and 2007 by Beard Miller Company LLP:

                                                                        2008                2007
                                                                  -----------------    ---------------
         Audit fees(1).......................................         $118,070             $114,602
         Audit related fees..................................              --                   --
         Tax fees(2).........................................         $ 10,500             $ 10,000
         All other fees......................................              --                   --

         -------------
         (1) Includes professional services rendered for the audit of the Company's annual consolidated financial statements and review of consolidated financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses.
         (2) Tax fees include the preparation of state and federal tax returns.

         POLICY ON AUDIT/COMPLIANCE COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. The Audit/Compliance Committee is responsible for appointing, setting compensation, and overseeing the work of the independent registered public accountants. In accordance with its charter, the Audit/Compliance Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accountants to ensure that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

         In addition, the Audit/Compliance Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accountants. Requests for services by the independent registered public accountants for compliance with the auditor services policy must be specific as to the particular services to be provided.

         The request may be made with respect to either specific services or a type of service for predictable or recurring services.

         During the year ended March 31, 2008, all services were approved, in advance, by the Audit/Compliance Committee in compliance with these procedures.

                      COMPENSATION DISCUSSION AND ANALYSIS

OUR COMPENSATION PHILOSOPHY

         Our compensation philosophy is based on the provision of incentives and rewards to those employees who are largely responsible for the success and growth of Clifton Savings Bancorp and its affiliates. Our compensation philosophy enables the Company and its affiliates to reward, attract and retain employees and directors with experience and ability. It also provides incentives and rewards to officers and directors for their valuable and faithful years of service, and helps the Bank to attract and retain highly qualified individuals as directors, while encouraging directors who terminate their Board service to continue providing advice in an emeritus capacity and to help ensure the efficient transfer of responsibilities to their successors. We also recognize that we operate in a highly competitive environment for talent. Therefore, our approach to compensation considers a wide range of compensation techniques.

         We ground our compensation philosophy on four basic principles:

         o MEETING THE DEMANDS OF THE MARKET -- Our goal is to compensate our named executive officers at competitive levels that position us as an employer of choice among institutions providing similar financial services in the markets we serve.

         o ALIGNING WITH SHAREHOLDERS -- We use equity compensation as a component of our compensation mix and as a means to develop a culture of ownership while aligning the financial interests of our named executive officers with those of our shareholders.

         o PERFORMANCE -- We structure our compensation program to reward our named executive officers for performance and management skills. In keeping with this philosophy, we maintain a short-term cash-based incentive compensation program for executive officers, as described below under "SHORT-TERM CASH-BASED INCENTIVE COMPENSATION."

         o REFLECTING OUR BUSINESS PHILOSOPHY -- Our approach to compensation reflects our values and the way we do business in the communities we serve.

ELEMENTS USED TO IMPLEMENT OUR COMPENSATION OBJECTIVES

         Our compensation program relies on three primary elements: (1) base compensation or base salary; (2) cash-based, short-term incentive compensation; and (3) equity-based, long-term incentive compensation. We believe that we can best satisfy the objectives of our compensation philosophy by achieving a balance among these three elements that is competitive with our industry peers and creates appropriate incentives for our named executives. We combine the above compensation elements for each executive in a manner we believe optimizes the executive's contributions to the Company.

         BASE COMPENSATION. Base salaries for our named executive officers depend on the scope of their responsibilities and their performance. Decisions regarding salary increases also take into account the executive's current salary and the amounts paid to the executive's peers within and outside the company. Our goal is to maintain salary levels for our officers at a level consistent with base pay received by those in comparable positions at our peers. Base salaries are reviewed at least annually by the Compensation Committee. Based on the Committee's review of base salaries in fiscal 2008, each named executive officer other than Mr. Celentano received a three percent increase in base salary over the levels established in fiscal 2007. See "EXECUTIVE COMPENSATION--SUMMARY COMPENSATION TABLE" for salaries paid to the named executives in fiscal 2008.

         SHORT-TERM CASH-BASED INCENTIVE COMPENSATION. We have established a short-term, cash-based incentive program designed to reward executive management with a modest bonus based on the attainment of certain corporate objectives. Upon review, the Committee determined that the Company's overall performance did satisfy these criteria. Therefore, each named executive officer was awarded a $2,500 bonus under this program in fiscal 2008.

         LONG-TERM EQUITY-BASED COMPENSATION. Our long-term, incentive compensation program is based on the delivery of competitive equity awards to our named executives under the equity incentive plan approved by shareholders in 2005. Although each of the named executive officers currently holds shares of restricted stock or stock options pursuant to this plan (See "EXECUTIVE COMPENSATION--OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END"), we did not make any additional equity grants to the named executive officers in fiscal 2008. While the Committee considers these past grants when reviewing the overall compensation of its named executive officers, it is also mindful when setting compensation levels that equity grants are not routinely made under the equity incentive plan.

ROLE OF THE COMPENSATION COMMITTEE

         We rely on the Compensation Committee to develop the broad outline of our compensation program and to monitor the success of the program in achieving the objectives of our compensation philosophy. The Committee, which consists of five independent directors, is also responsible for the administration of our compensation programs and policies, including our cash- and stock-based incentive programs. The Committee operates under the mandate of a formal charter that establishes the framework for its overall responsibilities. The Committee reviews the charter at least annually to ensure the scope of the charter is consistent with the Committee's expected role. The Committee is authorized to engage consultants and other professionals without management approval to the extent deemed necessary to discharge its responsibilities. See "CORPORATE GOVERNANCE--COMMITTEES OF THE BOARD OF DIRECTORS" for the members of the Committee and the number of meetings in fiscal 2008.

ROLE OF THE COMPENSATION CONSULTANT

         The Moore Consulting Group provides consulting services with respect to compensation paid to the Chief Executive Officer and other named executive officers, as well as other management and non-management employees. Specifically, The Moore Consulting Group provided a base salary review of our executive management staff. The Moore Consulting Group prepared a report for the Compensation Committee to provide the Committee with a means of identifying relevant survey data for the determination of competitive base salary practices and to compare current base salaries with competing financial institutions of similar size in the northeast region and the nation as a whole. During fiscal 2008, we paid The Moore Consulting Group $1,272.

PEER GROUP ANALYSIS

         A critical element of our compensation philosophy and a key driver of specific compensation decisions for our management team is a comparative analysis of our compensation mix and levels relative to a peer group of banks and thrifts. We firmly believe that the cornerstone of our compensation program is the maintenance of a competitive compensation program relative to the companies with whom we compete for talent. In fiscal 2008, this group of banks and thrifts was selected on the basis of several factors, including geographic location and asset size. We utilized the report prepared by The Moore Consulting Group, which relied on survey information published by AMERICA'S COMMUNITY BANKERS, the ECONOMIC RESEARCH INSTITUTE and the SNL EXECUTIVE COMPENSATION REVIEW. In addition, the Committee utilized survey information prepared by The Moore Consulting Group using a peer group of the following financial institutions (all ranging in asset size from $434.0 million to $2.0 billion):

         American Bancorp of New Jersey, Inc.
         BCB Bancorp, Inc.
         Boardwalk Bancorp, Inc.
         Center Bancorp, Inc.
         Central Jersey Bancorp
         Community Partners Bancorp
         Greater Community Bancorp
         Kearny Financial Corp.
         Magyar Bancorp, Inc.
         Ocean Shore Holding Company
         Ocean First Financial Corp.
         Oritani Financial Corp.
         Pamrapo Bancorp, Inc.
         Peapack -- Gladstone Financial Corp.
         Roma Financial Corp.
         Stewardship Financial Corp.
         Synergy Financial Group, Inc.
         Unity Bancorp, Inc.

ROLE OF MANAGEMENT

         Our Chief Executive Officer, in conjunction with our Compensation Committee, develops recommendations regarding the appropriate mix and level of compensation for our management team, including our named executive officers. The recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Committee, as well as the peer group analysis and survey data described above. The Chief Executive Officer meets with the Committee to discuss the compensation recommendations for the named executive officers. Our Chief Executive Officer is absent from Committee discussions and from the review of Committee documents relating to the determination of his compensation. Compensation for our Chief Executive Officer and other named executive officers is determined by the Compensation Committee and approved by the Board of Directors.

TAX AND ACCOUNTING CONSIDERATIONS

         In consultation with our advisors and in collaboration with the Bank and Company Audit Committees, we evaluate the tax and accounting treatment of our compensation programs at the time of adoption and periodically thereafter to ensure that we understand the financial impact of each program on the Company. Our analysis includes a review of recently adopted and pending changes in tax and accounting requirements. During fiscal 2008, we continued to consider the implications of two significant developments in the tax and accounting areas - the new rules under Section 409A of the Internal Revenue Code applicable to nonqualified deferred compensation and the revised accounting treatment for equity compensation under FAS 123R. We are continuing to implement changes in plan design or compensation practices to address these developments as they are interpreted and put into practice, including certain formal plan amendments required by December 31, 2008 to comply with the final regulations recently issued under Section 409A of the Internal Revenue Code.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL AGREEMENTS

         We currently maintain employment agreements with our Chairman and Chief Executive Officer (Mr. Celentano) and our President and Secretary (Mr. Celuch), as well as change in control severance agreements with Messrs. Hoogerhyde and D'Ambra and Ms. Piano. See "EXECUTIVE COMPENSATION--EMPLOYMENT AGREEMENTS" and "--CHANGE IN CONTROL AGREEMENTS" for a description of the terms of the agreements and the severance and change in control benefits payable to the named executive officers under these agreements.

RETIREMENT BENEFITS; EMPLOYEE WELFARE BENEFITS

         Our 401(k) Plan and employee stock ownership plan are important retention tools for the Company.

         The 401(k) Plan and the employee stock ownership plan are broad-based tax-qualified defined contribution plans that provide our employees with valuable retirement benefits. Under the 401(k) Plan, we provide an employer matching contribution equal to 50% of a participant's voluntary salary deferrals, up to a maximum of 4.5% of a participant's eligible compensation under the plan. Participants are fully vested in employer matching contributions under the plan. Under the employee stock ownership plan, we provide participants with a retirement benefit allocated in our common stock at no cost to the participant. Participants also vest in their employee stock ownership plan allocations at the rate of 20% per year over a five-year period.

         In addition to our retirement programs, we provide our employees with coverage under medical, dental, life insurance and disability plans on terms consistent with industry practice. We also maintain a Section 125 cafeteria plan which allows our employees to set aside pre-tax dollars to pay for certain benefits.

PERQUISITES

         We provide certain named executive officers with certain perquisites, an automobile allowance and cellular telephone, as deemed appropriate to their positions and responsibilities. We believe the perquisites provided to the named executives are reasonable, competitive and consistent with the Company's overall compensation program. We also believe that these benefits further our officers' abilities to promote our business interests in our markets and reflect competitive industry practices for similarly situated officers employed by our peers. The perquisites provided to our named executive officers are included in the "ALL OTHER COMPENSATION" column of the "SUMMARY COMPENSATION TABLE" under "EXECUTIVE COMPENSATION."

DIRECTOR COMPENSATION

         We compensate our outside directors through a combination of retainers, meeting fees and stock option and restricted stock awards. Directors who are also employees of the Company do not receive additional compensation for service on the Board. The level and mix of director compensation is reviewed by the Compensation Committee on a periodic basis to ensure consistency with the objectives of our overall compensation philosophy. We also offer a director retirement plan to provide eligible directors with certain benefits following their termination of board service. See "DIRECTOR COMPENSATION--DIRECTORS' RETIREMENT PLAN" for a description of this plan.

STOCK COMPENSATION GRANT AND AWARD PRACTICES; TIMING ISSUES

         Our Compensation Committee considers whether to recommend to the Board of Directors that the Company make stock option grants and/or award other forms of equity during the third quarter of each year. However, grants or awards may be made at other times during the year based on specific circumstances such as a new hire, a contractual commitment or a change in position or responsibility. Under our current plan, which was approved by the Company's shareholders in 2005, the exercise price of an option is the closing market price on the date of grant. The grant date is the date the full Board of Directors approves the award and grants the awards to the participants.

         As a general matter, the Compensation Committee's process is independent of any consideration of the timing of the release of material, nonpublic information, including with respect to the determination of grant dates or stock option exercise prices. The Compensation Committee's decisions are reviewed and ratified by the full Board of Directors. Similarly, we have never timed the release of material, nonpublic information with the purpose or intent of affecting the value of executive compensation.

COMPENSATION FOR THE NAMED EXECUTIVES IN FISCAL 2008

         CHIEF EXECUTIVE OFFICER COMPENSATION. In determining Mr. Celentano's compensation, the Board of Directors conducted a performance appraisal that reviewed Mr. Celentano's financial, strategic and operational achievements and the findings of the peer group analysis conducted by The Moore Consulting Group, as described above. In its review, the Board of Directors noted that Mr. Celentano exhibits strong leadership skills and is moving the Company in a direction that has the potential to enhance long-term shareholder value. Mr. Celentano also serves as our chief spokesperson, communicating effectively with the shareholders of the Company and customers of the Bank. Given the positive evaluations of his performance, the Compensation Committee awarded Mr. Celentano a $2,500 bonus. Notwithstanding the Committee's assessment of Mr. Celentano's performance, Mr. Celentano requested that he not be considered for a salary increase. See "EXECUTIVE COMPENSATION--SUMMARY COMPENSATION TABLE" for Mr. Celentano's current base salary. We believe that Mr. Celentano's current compensation is consistent with our objectives to reward, motivate and challenge Mr. Celentano to continue to lead our company successfully. The Board of Directors also renewed Mr. Celentano's employment agreement for another year.

         COMPENSATION FOR THE OTHER NAMED EXECUTIVE OFFICERS. In determining compensation for Messrs. Celuch, Hoogerhyde and D'Ambra and Ms. Piano, the Compensation Committee reviewed the performance appraisals presented by the Chief Executive Officer, as well as the report prepared by The Moore Consulting Group. Given the positive evaluations of the named executive officers and in order to remain competitive as compared to their peers, the Compensation Committee awarded each of the other named executive officers a three percent increase in salary and also awarded each a $2,500 bonus. See "EXECUTIVE COMPENSATION--SUMMARY COMPENSATION TABLE" for the current base salaries of the named executive officers. The Board of Directors also renewed Mr. Celuch's employment agreement, and the other named executive officers' change in control agreements, for an additional year. We believe that the current compensation levels for Messrs. Celuch, Hoogerhyde and D'Ambra and Ms. Piano are consistent with our compensation objectives.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following information is furnished for all individuals serving as the principal executive officer or principal financial officer of the Company for the 2008 fiscal year and the other three most highly compensated executive officers of the Company whose total compensation for the 2008 fiscal year exceeded $100,000.

-------------------------------------------------------------------------------------------------------------------------
                                                                                 CHANGE IN
                                                                               PENSION VALUE
                                                                                    AND
                                                                                NONQUALIFIED
                                                                                  DEFERRED
                                                           STOCK    OPTION      COMPENSATION     ALL OTHER
    NAME AND PRINCIPAL              SALARY      BONUS     AWARDS     AWARDS       EARNINGS      COMPENSATION
         POSITION            YEAR      ($)       ($)      ($)(1)     ($)(2)        ($)(3)        ($)(4)(5)      TOTAL ($)
-------------------------------------------------------------------------------------------------------------------------
John A. Celentano, Jr.       2008   $362,438   $2,500    $256,859   $123,868         -           $111,102      $856,767
CHAIRMAN OF THE BOARD AND    2007   $362,438      -      $256,859   $169,503         -           $131,452      $920,252
CHIEF EXECUTIVE
OFFICER

-------------------------------------------------------------------------------------------------------------------------
Walter Celuch                2008   $196,463   $2,500    $134,536   $ 67,581         -           $ 72,120      $473,200
PRESIDENT AND SECRETARY      2007   $195,000      -      $134,536   $ 92,480         -           $ 85,337      $507,353

-------------------------------------------------------------------------------------------------------------------------
Bart D'Ambra                 2008   $113,344   $2,500    $ 85,623   $ 45,029         -           $ 33,186      $279,682
EXECUTIVE VICE PRESIDENT     2007   $112,500      -      $ 85,623   $ 61,619         -           $ 42,571      $302,313
AND CHIEF OPERATING
OFFICER OF THE BANK

-------------------------------------------------------------------------------------------------------------------------
Stephen Hoogerhyde           2008   $125,938   $2,500    $ 85,623   $ 45,029         -           $ 36,081      $295,171
EXECUTIVE VICE PRESIDENT     2007   $125,000      -      $ 85,623   $ 61,619         -           $ 45,959      $318,201
AND CHIEF LENDING OFFICER
OF THE BANK

-------------------------------------------------------------------------------------------------------------------------
Christine R. Piano, CPA      2008   $136,013   $2,500    $ 85,623   $ 45,029         -           $ 38,309      $307,474
CHIEF FINANCIAL OFFICER      2007   $135,000      -      $ 85,623   $ 61,619         -           $ 48,658      $330,900
AND TREASURER

-------------------------------------------------------------------------------------------------------------------------

--------------------------
(1) Reflects the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R) of the vesting of 25,133, 13,165, 8,378, 8,378 and 8,378 shares of restricted stock in 2008 for Mr. Celentano, Mr. Celuch, Mr. D'Ambra, Mr. Hoogerhyde and Ms. Piano, respectively, based upon the Company's stock price of $10.22 on the date of grant.
(2) Reflects the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R) in 2008 for each executive, based upon a fair value of each option of $2.38 the Black-Scholes option pricing model. For further information on the assumptions used to compute the fair value, see note 13 to the notes to the consolidated financial statements contained in the Company's Annual Report on Form 10-K.
(3) For Mr. Celentano, the aggregate change in the actuarial present value of accumulated benefit under the Bank's Directors' Retirement Plan was a decrease of $17,442 and $17,803 in 2008 and 2007, respectively.
(4) For 2008, amounts include, but are not limited to, employee stock ownership plan contributions valued at $46,509, $25,897, $28,509 and $30,482, for Messrs. Celuch, D'Ambra and Hoogerhyde and Ms. Piano, respectively, dividends paid on unvested stock awards and matching contributions under the Bank's 401(k) Plan for all executive officers listed and Mr. Celuch's supplemental executive retirement plan contributions, automobile usage, cell phone expenses and travel expenses.

(5) All other compensation for Mr. Celentano includes dividends paid on unvested stock awards of $13,823, a supplemental executive retirement plan contribution valued at $33,649 and an ESOP contribution valued at $48,165. This column also includes perquisites and personal benefits for automobile usage and cell phone expenses for Mr. Celentano.

EMPLOYMENT AGREEMENTS

         Clifton Savings Bancorp and Clifton Savings have entered into employment agreements with Messrs. Celentano and Celuch. Each employment agreement provides for a three-year term. The terms of the employment agreements may be renewed annually after review by the respective Boards of Directors. Under their respective employment agreements, Mr. Celentano's current base salary is $362,438 and Mr. Celuch's current base salary is $200,850. The Boards of Directors review annually Mr. Celentano's and Mr. Celuch's base salaries. The employment agreements provide for, among other things, participation in stock-based benefit plans and fringe benefits applicable to Messrs. Celentano and Celuch. The agreements also provide for certain payments to Messrs. Celentano and Celuch following their termination of employment due to a change in control, their disability, or upon termination without just cause (as defined in each agreement). See "--POTENTIAL PAYMENTS ON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL" for a discussion of the benefits upon termination under each circumstance.

         The Bank or the Company will pay or reimburse Messrs. Celentano and Celuch for all reasonable costs and legal fees paid or incurred by the executives in any dispute or question of interpretation relating to the employment agreement if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and the Company will indemnify Messrs. Celentano and Celuch to the fullest extent legally allowable.

CHANGE IN CONTROL AGREEMENTS

         Clifton Savings has entered into change in control agreements with Messrs. Hoogerhyde and D'Ambra and Ms. Piano. Each change in control agreement has a two-year term, subject to renewal on an annual basis. The change in control agreements provide each executive with a severance benefit upon termination in connection with a change in control. See "--POTENTIAL PAYMENTS ON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL" for discussion of the benefits payable upon termination.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         Clifton Savings has implemented a supplemental executive retirement plan to provide for supplemental retirement benefits with respect to its employee stock ownership plan and the 401(k) Plan. The plan provides participating executives with benefits otherwise limited by certain provisions of the Internal Revenue Code or the terms of the employee stock ownership plan loan. Specifically, the plan provides benefits to eligible officers (those designated by the Board of Directors of Clifton Savings) that cannot be provided under the 401(k) Plan or the employee stock ownership plan as a result of limitations imposed by the Internal Revenue Code, but that would have been provided under the plans, but for these Internal Revenue Code limitations. Messrs. Celentano and Celuch are the only officers currently participating in the plan. In addition to providing benefits that would otherwise be lost as a result of the Internal Revenue Code limitations on tax-qualified plans, the plan also provides a supplemental benefit upon a change of control prior to the scheduled repayment of the employee stock ownership plan loan. See "--POTENTIAL PAYMENTS ON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL" for further discussion of these benefits.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

         The following table provides information concerning unexercised options and stock awards that have not vested for each named executive officer outstanding as of March 31, 2008.

------------------------------------------------------------------------------------------------------------------------
                                        OPTION AWARDS                                             STOCK AWARDS
------------------------------------------------------------------------------------------------------------------------
                           NUMBER OF       NUMBER OF                                          NUMBER OF   MARKET VALUE
                           SECURITIES     SECURITIES                                          SHARES OR   OF SHARES OR
                           UNDERLYING     UNDERLYING                                          UNITS OF      UNITS OF
                          UNEXERCISED     UNEXERCISED                                        STOCK THAT    STOCK THAT
                            OPTIONS         OPTIONS       OPTION EXERCISE                     HAVE NOT      HAVE NOT
                              (#)             (#)              PRICE            OPTION         VESTED        VESTED
          NAME            EXERCISABLE  UNEXERCISABLE(1)         ($)         EXPIRATION DATE    (#)(2)        ($)(3)
------------------------------------------------------------------------------------------------------------------------
John A. Celentano, Jr.       197,400       131,600             $10.24          8/31/2015         50,264      $506,661
------------------------------------------------------------------------------------------------------------------------

Walter Celuch                107,700        71,800             $10.24          8/31/2015         26,329      $265,396
------------------------------------------------------------------------------------------------------------------------

Bart D'Ambra                  71,760        47,840             $10.24          8/31/2015         16,754      $168,880
------------------------------------------------------------------------------------------------------------------------

Stephen Hoogerhyde            71,760        47,840             $10.24          8/31/2015         16,754      $168,880
------------------------------------------------------------------------------------------------------------------------

Christine R. Piano            71,760        47,840             $10.24          8/31/2015         16,754      $168,880
------------------------------------------------------------------------------------------------------------------------

-------------------------------
(1) Unexercisable stock options vest in two equal annual installments on August 31, 2008 and August 31, 2009.
(2) The restricted stock awards vest in two equal annual installments on December 7, 2008 and December 7, 2009.
(3) Based upon the Company's closing stock price of $10.08 on March 31, 2008.

OPTION EXERCISES AND STOCK VESTED

       The following table provides information concerning the vesting of stock awards for each named executive officer, on an aggregate basis, during the 2008 fiscal year. No named executive officer exercised any stock options during 2008.

-----------------------------------------------------------------------------
                                                 STOCK AWARDS
-----------------------------------------------------------------------------
                                       NUMBER OF
                                        SHARES
                                       ACQUIRED           VALUE REALIZED
                                      ON VESTING            ON VESTING
NAME                                     (#)                  ($)(1)
-----------------------------------------------------------------------------
John A. Celentano, Jr.                  25,133              $ 261,383
-----------------------------------------------------------------------------
Walter Celuch                           13,165              $ 136,916
-----------------------------------------------------------------------------
Bart D'Ambra                             8,378              $  87,131
-----------------------------------------------------------------------------
Stephen Hoogerhyde                       8,378              $  87,131
-----------------------------------------------------------------------------
Christine R. Piano                       8,378              $  87,131
-----------------------------------------------------------------------------

----------------------------------
(1) The value realized on vesting represents the market value on the day of vesting, which for all shares shown was $10.40 on December 7, 2007.

PENSION BENEFITS

       Clifton Savings sponsors the Clifton Savings Bank Director Retirement Plan to provide retirement benefits for eligible directors. John A. Celentano, Jr., as an employee director, participates in the plan. See "DIRECTORS COMPENSATION--DIRECTORS' RETIREMENT PLAN." The following table provides information with respect to the Directors' Retirement Plan for fiscal 2008.

-------------------------------------------------------------------------------------------------------------------
                                                                                                        PRESENT
                                                                                       NUMBER OF        VALUE OF
                                                                                       YEARS OF        ACCUMULATED
                                                                                       CREDITED          BENEFIT
NAME                                                   PLAN NAME                       SERVICE           ($)(1)
-------------------------------------------------------------------------------------------------------------------
John A. Celentano, Jr.                        Directors' Retirement Plan                  45            $540,256
-------------------------------------------------------------------------------------------------------------------

----------------------
(1) The material assumptions used to calculate the accumulated benefit were as follows: interest rate of 6.50%; a benefit formula equal to 133% of annual Board fees and retainers immediately prior to retirement for each year of service with a maximum of 137.5% of Board fees and retainers; and a straight line form of payment.

NONQUALIFIED DEFERRED COMPENSATION

         The following table provides information with respect to each deferred compensation plan in which the named executive officers participated during fiscal 2008.

----------------------------------------------------------------------------------------------------------------------
                                                                 REGISTRANT         AGGREGATE   AGGREGATE BALANCE AT
                                                            CONTRIBUTIONS IN LAST  EARNINGS IN  LAST FISCAL YEAR END
NAME                                    PLAN NAME            FISCAL YEAR ($)(1)      2008 (2)         ($)(3)(4)
----------------------------------------------------------------------------------------------------------------------
John A. Celentano, Jr.           Supplemental Executive
                                 Retirement Plan                 $33,649               $3,012        $127,429
----------------------------------------------------------------------------------------------------------------------
Walter Celuch                    Supplemental Executive            --                  $  318        $  8,161
                                 Retirement Plan
----------------------------------------------------------------------------------------------------------------------

--------------------------
(1) Registrant contributions are reported as compensation in 2008 in the SUMMARY COMPENSATION TABLE.
(2) The amount disclosed in the earnings column represents interest earned at a rate of approximately 4.65% plus dividends of $0.20 per share. Interest and dividends earned are not reported as compensation in 2008 in the SUMMARY COMPENSATION TABLE since such earnings were not above market or preferential.
(3) Reflects the market value as of March 31, 2008, of 10,686 and 297 shares held for the benefit of Messrs. Celentano and Celuch, respectively, and cash balances of $19,714 and $5,167, respectively, under the supplemental executive retirement plan.
(4) The market value of the shares allocated to Messrs. Celentano and Celuch under the supplemental executive retirement plan was previously reported as compensation to Messrs. Celentano and Celuch in the SUMMARY COMPENSATION TABLE in the proxy statement in the year in which the allocation occurred.

POTENTIAL PAYMENTS ON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL

         PAYMENTS MADE UPON TERMINATION FOR CAUSE OR UPON VOLUNTARY RESIGNATION. If either Mr. Celentano or Mr. Celuch is terminated for just cause (as defined in the executive's employment agreement) or if either executive voluntary resigns under circumstances that would not constitute good reason (as defined in the executive's employment agreement), he will receive his base salary through the date of termination and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided.

         All benefits credited to Messrs. Celentano and Celuch under the supplemental executive retirement plan are nonforfeitable under the plan, and therefore, will be distributed to each executive upon termination of employment for any reason.

         All unvested stock awards and unvested or unexercised stock options granted under the 2005 Equity Incentive Plan will be forfeited in the event of termination for cause. In addition, in the event an executive voluntarily resigns from the Company, the executive will forfeit all unvested stock options and stock awards as of the date of the executive's resignation. An executive has three months following his or her voluntary termination of employment or service to exercise all vested stock options.

         Mr. Celentano is 100% vested under the terms of the Clifton Savings Bank Directors' Retirement Plan. As a result, upon Mr. Celentano's removal as a director, his resignation or retirement as a director or his termination as a director due to disability, Mr. Celentano will be entitled to receive a lifetime annual benefit equal to 137.5% of the annual fees and retainer he would have earned had he been a non-employee director and thus compensated for his board service during the 12-month period ending on the last day of the month preceding his termination from service as a director. This benefit may be paid in equal monthly installments for life or, if Mr. Celentano so elects, in an actuarial equivalent lump sum.

         PAYMENTS MADE UPON TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON. Upon the occurrence of an event of termination for Mr. Celentano or Mr. Celuch (as defined in the executive's employment agreement), including involuntary termination for any reason other than just cause, or voluntary resignation for good reason (certain circumstances outlined in the agreement that constitute constructive termination), each executive (or, upon his death, his beneficiary) would be entitled to a lump sum cash payment equal to the sum of (a) base salary and incentive compensation that would have been paid for the remaining term of the employment agreement; (b) the value of any unvested restricted stock and stock options as of the termination date (that would not otherwise vest as a result of the termination), plus (c) the value of continued employee benefits provided under tax-qualified and non-tax-qualified benefit plans that would have been provided for the remaining term, based on the most recent level of contribution, accrual or other participation by or on behalf of the executive. The executives are also entitled to continued life, medical, health, disability and dental insurance coverage for the remaining term of the agreement. Upon termination of the executive's employment under these circumstances, he must adhere to a one-year non-competition restriction.

         All benefits credited to Messrs. Celentano and Celuch under the supplemental executive retirement plan are nonforfeitable under the plan and, therefore, will be distributed to each executive upon termination of employment for any reason.

         All unvested stock awards and unvested stock options granted under the 2005 Equity Incentive Plan will be forfeited in the event of termination without cause or termination of employment or service for good reason. An executive has three months following his or her termination of employment or service to exercise all vested stock options.

         See also discussion above in "--PAYMENTS MADE UPON TERMINATION FOR CAUSE OR UPON VOLUNTARY RESIGNATION" for a discussion of payments made upon Mr. Celentano's removal or resignation as a director under the directors' retirement plan.

         PAYMENTS MADE UPON DISABILITY. Under Mr. Celentano's and Mr. Celuch's employment agreements, if the executive becomes disabled, Clifton Savings Bancorp and Clifton Savings Bank agree to provide the executive with monthly disability pay equal to 100% of his monthly base salary through the 180th day following their termination due to disability, and 60% of their base salary from the 181st day after termination through the earlier of the executive's death or attainment of age 70. In addition, during any period of disability, the executive and his dependents will receive continued benefit plan coverage under employer benefit plans. Mr. Celentano will not receive a disability payment under the employment agreement, as he has attained age 70.

         Mr. Celuch, Mr. D'Ambra, Mr. Hoogerhyde and Ms. Piano participate in the Bank-sponsored disability plan and are entitled to benefits based on age and compensation.

         Upon termination due to disability, outstanding stock options granted pursuant to our 2005 Equity Incentive Plan automatically vest and remain exercisable until the earlier of one year from the date of termination due to disability or the expiration date of the stock options. Restricted stock awards granted to these executive's under the plan also vest in full upon termination due to disability.

         See also discussion above in "--PAYMENTS MADE UPON TERMINATION FOR CAUSE OR UPON VOLUNTARY RESIGNATION" for a discussion of payments made upon Mr. Celentano's termination as a director due to disability under the directors' retirement plan.

         PAYMENTS MADE UPON DEATH. Under Mr. Celentano's and Mr. Celuch's employment agreements, upon the executive's death, the executive's estate is entitled to receive any accrued but unpaid salary or bonus payments through the date of death. In addition, for a period of six months after the executive's death, the Company and the Bank must continue to provide his dependents medical insurance benefits existing on the date of his death and shall pay the executive's beneficiary all salary compensation that would otherwise be payable to him under the employment agreement.

         All benefits credited to Messrs. Celentano and Celuch under the supplemental executive retirement plan are nonforfeitable under the plan and therefore will be distributed to each executive upon termination of employment for any reason.

         Upon an executive's death, outstanding stock options granted pursuant to our 2007 Equity Incentive Plan automatically vest and remain exercisable until the earlier of one year from the date the executive dies or the expiration of the stock options. Restricted stock awards granted to the executives under the plan also vest in full upon the executive's death.

         Under the directors' retirement plan, upon Mr. Celentano's death prior to receiving any retirement or disability benefits under the plan, Mr. Celentano's surviving spouse or beneficiary would be entitled to an annual benefit equal to the annual retirement benefit for a period of ten years. If Mr. Celentano died after commencement of the retirement or disability benefits described above, but had received those benefits over a period of less than ten years, his surviving spouse or beneficiary would continue to receive the annual benefit through the end of the ten-year period following his death.

         PAYMENTS MADE UPON RETIREMENT. Under Mr. Celentano's and Mr. Celuch's employment agreements, the executive will receive the compensation due to him through his retirement date.

         All benefits credited to Messrs. Celentano and Celuch under the supplemental executive retirement plan are nonforfeitable under the plan and therefore will be distributed to each executive upon termination of employment for any reason.

         All unvested stock awards and unvested or unexercised stock options granted under the 2007 Equity Incentive Plan will be forfeited upon retirement.

         See also discussion above in "--PAYMENTS MADE UPON TERMINATION FOR CAUSE OR UPON VOLUNTARY RESIGNATION" for a discussion of payments made upon Mr. Celentano's retirement as a director under the directors' retirement plan.

         PAYMENTS MADE UPON TERMINATION FOLLOWING A CHANGE IN CONTROL. The employment agreements for Mr. Celentano and Mr. Celuch provide the executive with severance benefits if, following a change in control, the executive is involuntarily or constructively terminated. The severance benefit generally would be equal to three times the sum of the average taxable income over the five years preceding the change in control, excluding stock option income and benefit payments received under employee benefit plans, and the average of the value of the deferrals, allocations or contributions made by or on behalf of the executive over the five years preceding the change in control, under the employee stock ownership plan, 401(k) plan and supplemental executive retirement plan. The executives and their dependents also receive the value of continued health, medical, dental, life and disability insurance for three years following termination of employment.

         The change in control agreements for Mr. D'Ambra, Mr. Hoogerhyde and Ms. Piano provide the executives with a severance benefit if, following a change in control of Clifton Savings Bancorp or Clifton Savings Bank, the executive voluntarily resigns under certain circumstances specified in the agreement or if the Bank, the Company or a successor of the Company or the Bank terminates the executive's employment for reasons other than Just Cause within the term of the agreement. The severance benefit would be equal to two times the executive's average annual taxable income for the five most recent taxable years (excluding income attributable to the exercise or disqualifying disposition of stock options and benefits distributed under employee benefit plans), plus the sum of the average value of the deferrals, allocations or contributions made by or on behalf of the officer under the 401(k) and employee stock ownership plans over the five most recently completed calendar years preceding termination of employment. Clifton Savings will also continue life, medical, health, dental and disability insurance coverage for the executive and any dependents through the earliest of the executive's employment with another employer, death or the expiration of 24 months following termination of employment.

         Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times an individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control (the "Section 280G Limitation"). An individual's base amount is equal to an average of the individual's Form W-2 compensation for the five years preceding the year a change in control occurs (or such lesser number of years if the individual has not been employed for five years). Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct such amount for federal tax purposes. The employment agreements and the change in control agreements limit payments made to the executives in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G.

         Under the terms of our employee stock ownership plan, upon a change in control (as defined in the plan), the plan will terminate and the plan trustee will repay in full any outstanding acquisition loan. After repayment of the acquisition loan, all remaining shares of Company common stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of Company common stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed on the date immediately preceding the effective date of the change in control. The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred. Payments under our employee stock ownership plan are not categorized as parachute payments and, therefore, do not count towards each executive's Section 280G Limitation.

         Under the terms of the supplemental executive retirement plan, Mr. Celentano and Mr. Celuch will receive a cash payment in the event of a change in control equal to the benefit the executives would have received under the employee stock ownership plan had the executives remained employed throughout the term of the loan, less the benefits actually provided under the employee stock ownership plan on each executive's behalf. In addition, all benefits credited to Messrs. Celentano and Celuch under the supplemental executive retirement plan are nonforfeitable under the plan and therefore will be distributed to each executive upon termination of employment for any reason.

         In the event of a change in control of the Company or the Bank, outstanding stock options granted pursuant to our 2007 Equity Incentive Plan automatically vest and, if the option holder is terminated other than for cause within 12 months of the change in control, will remain exercisable until the expiration date of the stock options. Restricted stock awards granted to the executives under the plan also vest in full upon a change in control. The value of the accelerated options and restricted stock grants count towards the executives' Section 280G Limitations.

         See also discussion above in "--PAYMENTS MADE UPON TERMINATION FOR CAUSE OR UPON VOLUNTARY RESIGNATION" for a discussion of payments made upon Mr. Celentano's retirement as a director under the directors' retirement plan.

         Under the directors' retirement plan, upon a change in control, Mr. Celentano would be entitled to receive the lifetime annual retirement benefit; however, if he died after a change in control and had received benefits over less than a 15-year period, his surviving spouse or beneficiary would receive the annual change in control benefit for a period of years equal to 15 minus the number of years Mr. Celentano had already received the annual change in control benefit.

         POTENTIAL POST-TERMINATION OR CHANGE IN CONTROL BENEFITS TABLES. The amount of compensation payable to each named executive officer upon termination for cause, termination without cause, change in control with termination of employment, disability and retirement is shown below. The amounts shown assume that such termination was effective as of March 31, 2008, and thus include amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The amounts do not include the executive's account balances in the Bank's tax-qualified retirement plans or executive account balances in the supplemental income agreements to which each executive has a non-forfeitable interest. The amounts shown relating to unvested options and awards are based on the fair market value of Clifton Savings Bancorp common stock on March 31, 2008, of $10.08. The actual amounts to be paid out can only be determined at the time of such executive's separation from Clifton Savings Bancorp.

         The following table provides the amount of compensation payable to Mr. Celentano for each of situations listed below.

                                                                          PAYMENTS DUE UPON
                                    ------------------------------------------------------------------------------------------------
                                                      TERMINATION                                                      CHANGE IN
                                      TERMINATION       WITHOUT                                                         CONTROL
                                      FOR CAUSE OR      CAUSE OR                                                          WITH
                                       VOLUNTARY      RESIGNATION                                                      TERMINATION
         PAYMENT AND BENEFIT          RESIGNATION   WITH GOOD REASON    DISABILITY         DEATH        RETIREMENT    OF EMPLOYMENT
----------------------------------- -------------- ------------------ -------------- ---------------- ------------- ----------------
Base salary.......................     $      -       $1,072,418      $  178,737(5)    $  181,218(7)     $      -     $1,544,875(1)
Bonuses...........................            -            7,397               -            1,199(8)            -              -
Income attributable to grant
   or exercise of stock options...            -                -               -                -               -              -
Income attributable to vesting
   of restricted stock............            -                -         506,661          506,661               -        506,661
401(k) matching contribution
   and ESOP benefit...............            -          187,452               -                -               -        190,056
Health and welfare benefits and
fringe benefits ..................            -           59,569           6,547(6)         6,547(6)            -         67,963(9)
Payment under SERP(2).............      161,936          161,936         161,936          161,936         161,936      1,080,687(3)
Payment under directors'
   retirement plan................            0(4)             0(4)      611,880(10)      611,880(10)     611,880(10)    611,880(10)
                                    -------------- ------------------ -------------- ---------------- --------------- --------------
Total payment (11)................     $161,936       $1,488,772      $1,465,761       $1,469,441        $773,816     $4,002,122
                                    ============== ================== ============== ================ =============== ==============

(1) Equals three times Mr. Celentano's average taxable income over the five years preceding the change in control.
(2) Value of accrued benefit at the time Mr. Celentano terminated service with the Company. This payment will be distributed at the same time and in the same manner as Mr. Celentano's ESOP benefit.
(3) Includes Mr. Celentano's annual make up benefit and a one time change in control benefit.
(4) Assumes Mr. Celentano will not serve as a director emeritus upon the occurrence of these events and therefore will receive no benefit under the Directors' Retirement Plan. However, Mr. Celentano is currently eligible to retire and receive a retirement benefit under the plan.
(5)  Equals 100% of Mr. Celentano's base salary for 180 days.
(6) Equals six months of benefit coverage (medical, life and retirement plans) for Mr. Celentano and his dependents under the same terms as if he was actively employed by the Bank and Mr. Celentano terminates employment due to a disability. Equals six months benefit coverage for Mr. Celentano's dependents if Mr. Celentano dies while actively employed by the Company.
(7)  Equals the value of Mr. Celantano's base salary for six months.
(8) Equals Mr. Celentano's accrued bonus as of his termination of service from the Company based on the bonus paid in 2007.
(9) Includes the value of coverage under the Company's life, medical, health and disability insurance programs for a period of 36 months, as well as the value of Mr. Celentano's automobile usage for the same time period.
(10) Represents the value of the stream of payments that would be made under the directors' retirement plan.
(11) The amounts shown above do not reflect the fact that if, in the event payments to the executive in connection with a change in control or otherwise would result in an excise tax under Section 4999 of the Internal Revenue Code of 1986, such payments may be reduced to the extent necessary so that the excise tax does not apply.

       The following table provides the amount of compensation payable to Mr. Celuch for each of situations listed below.

                                                                          PAYMENTS DUE UPON
                                    ------------------------------------------------------------------------------------------------
                                                      TERMINATION                                                      CHANGE IN
                                      TERMINATION       WITHOUT                                                         CONTROL
                                      FOR CAUSE OR      CAUSE OR                                                          WITH
                                       VOLUNTARY      RESIGNATION                                                      TERMINATION
         PAYMENT AND BENEFIT          RESIGNATION   WITH GOOD REASON    DISABILITY         DEATH        RETIREMENT    OF EMPLOYMENT
----------------------------------- -------------- ------------------ -------------- ---------------- ------------- ----------------
Base salary..........................     $    -       $594,296       $1,304,149(2)     $ 96,298(7)      $    -        $  838,231(5)
Bonuses..............................          -          7,397                -           1,199(8)           -                 -
Income attributable to grant
   or exercise of stock options......          -              -                -               -              -                 -
Income attributable to vesting
   of restricted stock...............          -              -          265,396         265,396              -           265,396
401(k) matching contribution
   and ESOP benefit..................          -        180,041                -               -              -           182,541
Health and welfare benefits and
fringe benefits......................          -         59,385          133,887(3)        6,419(4)           -            67,167(9)
Payment under SERP(1)................      8,161          8,161            8,161           8,161          8,161           537,597(6)
                                     ------------- ----------------   -------------- ---------------- --------------  --------------
Total payment(10)....................     $8,161       $849,280       $1,711,593        $377,473         $8,161        $1,890,932
                                     ============= ================   ============== ================ ==============  ==============

(1) Value of accrued benefit at the time Mr. Celuch terminated service with the Company. This payment will be distributed at the same time and in the same manner as Mr. Celuch's ESOP benefit.
(2) Equals 100% of Mr. Celuch's base salary for 180 days, plus 60% of his base salary until age 70 (assumes he does not die before 70 years of age).
(3) Assumes ten years of health coverage for Mr. Celuch and his dependents under the same terms as if he was actively employed by the Bank.
(4)  Equals six months medical coverage for Mr. Celuch's dependents.
(5) Equals three times Mr. Celuch's average taxable income over the five years preceding the change in control.
(6) Includes Mr. Celuch's annual make up benefit and a one time change in control benefit.
(7)  Equals the value of Mr. Celuch's base salary for six months.
(8) Equals Mr. Celuch's accrued bonus as of his termination of service from the Company based on the bonus paid in 2007.
(9) Includes the value of coverage under the Company's life, medical, health and disability insurance programs for a period of 36 months, as well as the value of Mr. Celuch's automobile usage for the same time period.
(10) The amounts shown above do not reflect the fact that if, in the event payments to the executive in connection with a change in control or otherwise would result in an excise tax under Section 4999 of the Internal Revenue Code of 1986, such payments may be reduced to the extent necessary so that the excise tax does not apply.

         The following table provides the amount of compensation payable to Mr. D'Ambra, Mr. Hoogerhyde and Ms. Piano for each of situations listed below.

                                               -------------------------------------------------------------
                                                           PAYMENTS DUE UPON CHANGE IN CONTROL
                                                         FOLLOWED BY A TERMINATION OF EMPLOYMENT
---------------------------------------------- -------------------------------------------------------------
             PAYMENT AND BENEFIT                  MR. D'AMBRA         MR. HOOGERHYDE         MS. PIANO
---------------------------------------------- ------------------- -------------------- --------------------
Average Annual Compensation..................        $312,349             $333,417             $347,884
Income attributable to vesting of restricted
   stock (1).................................         168,880              168,880              168,880
401(k) matching contribution
   and ESOP benefit..........................          77,603               88,731               81,678
Health and welfare benefits..................          23,144               13,506               13,650
                                               ------------------- -------------------- --------------------
Total severance payment (2)..................        $581,976             $604,534             $612,092
                                               =================== ==================== ====================

-------------------------------
(1) Represents full value of accelerated restricted stock awards, assuming change in control date of March 31, 2008.
(2) The "parachute payment" values of all payments for purposes of Section 280G do not exceed the executive officers' limit into Section 280G.


                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis that is required by the rules established by the Securities and Exchange Commission. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement. See "COMPENSATION DISCUSSION AND ANALYSIS."

           THE COMPENSATION COMMITTEE OF CLIFTON SAVINGS BANCORP, INC.

                           Thomas A. Miller, Chairman
                             Cynthia Sisco Parachini
                                  John H. Peto
                              Charles J. Pivirotto
                                   John Stokes

                          OTHER INFORMATION RELATING TO
                        DIRECTORS AND EXECUTIVE OFFICERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on the Company's review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Clifton Savings Bancorp common stock during the year ended March

31, 2008, except for (i) one late report filed by Mr. Smith regarding a purchase of shares of Company common stock; (ii) two late reports filed by Mr. Pivirotto, each regarding a purchase of shares of Company common stock; and (iii) one late report filed by Mr. Miller regarding a sale of shares of Company common stock.

POLICIES AND PROCEDURES FOR APPROVAL OF RELATED PERSONS TRANSACTIONS

         We maintain a Policy and Procedures Governing Related Person Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons. Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

         Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

         o the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;

         o     the Company is, will, or may be expected to be a participant; and

         o any related person has or will have a direct or indirect material interest.

         The policy excludes certain transactions, including:

         o any compensation paid to an executive officer of the Company if the Compensation Committee of the Board approved (or recommended that the Board approve) such compensation;

         o any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

         o any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company's business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company's employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

         Related person transactions will be approved or ratified by the Audit/Compliance Committee. In determining whether to approve or ratify a related person transaction, the Audit/Compliance Committee will consider all relevant factors, including:

         o whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

         o the size of the transaction and the amount of consideration payable to the related person;

         o     the nature of the interest of the related person;

         o     whether the transaction may involve a conflict of interest; and

         o whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

         A member of the Audit/Compliance Committee who has an interest in the transaction will abstain from voting on approval of the transaction, but may, if so requested by the chair of the Audit/Compliance Committee, participate in some or all of the discussion.

TRANSACTIONS WITH RELATED PERSONS

         LOANS AND EXTENSIONS OF CREDIT. The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee, although the Bank does not currently have such a program in place.

         The Company maintains a comprehensive written policy for the review, approval or ratification of certain transactions with related persons. In accordance with banking regulations and its policy, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company's capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company's Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

         OTHER TRANSACTIONS. In fiscal 2005, Clifton MHC, the mutual holding company and majority stockholder of the Company, and the Company entered into a Loan Agreement pursuant to which the Company agreed to lend Clifton MHC up to $250,000. Pursuant to the terms of the Loan Agreement, funds advanced to Clifton MHC bear no interest. At March 31, 2008, the Company had advanced $250,000 to Clifton MHC.

          SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

         The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than March 11, 2009. If next year's annual meeting is held on a date more than 30 calendar days from August 14, 2009, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation material for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         The Company's Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 days before the date of the annual meeting; provided that if less than 40 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

                           STOCKHOLDER COMMUNICATIONS

         The Company encourages stockholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made to the Chairman of the Audit/Compliance Committee, Charles J. Pivirotto, at (973) 473-2200. Other communications to the Board of Directors may be made to the Chairman of the Nominating/Corporate Governance Committee, John Stokes, at (973) 473-2200. Communications to individual directors may be made to such director at (973) 473-2200.

                                  MISCELLANEOUS

         The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for the reasonable expenses they incur in sending proxy materials to the beneficial owners of Clifton Savings Bancorp common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

         The Company's Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on June 30, 2008. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE YEAR ENDED MARCH 31, 2008, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO PERSONS WHO WERE STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON JUNE 30, 2008 UPON WRITTEN REQUEST TO BART D'AMBRA, CLIFTON SAVINGS BANCORP, INC., 1433 VAN HOUTEN AVENUE, CLIFTON, NEW JERSEY 07015.

         If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

         Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Walter Celuch

                                      Walter Celuch
                                      President and Corporate Secretary

                          CLIFTON SAVINGS BANCORP, INC.
                             1433 VAN HOUTEN AVENUE
                            CLIFTON, NEW JERSEY 07015
                                 (973) 473-2200


                         ANNUAL MEETING OF STOCKHOLDERS

                                 AUGUST 14, 2008
                              9:00 A.M., LOCAL TIME

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Cynthia Sisco Parachini, Charles J. Pivirotto and John Stokes, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on August 14, 2008, at 9:00 a.m., local time, at the Valley Regency, 1129 Valley Road, Clifton, New Jersey with all of the powers the undersigned would possess if personally present at such meeting, as indicated to the right:

         1. The election as directors of all nominees listed (except as marked to the contrary below).

                   John A. Celentano, Jr. and Thomas A. Miller

              FOR                     WITHHOLD              FOR ALL EXCEPT

              /_/                       /_/                      /_/

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

--------------------------------------------------------------------------------

         2. The ratification of the appointment of Beard Miller Company LLP as independent registered public accountants of Clifton Savings Bancorp, Inc. for the year ending March 31, 2009.

              FOR                      AGAINST                    ABSTAIN

              /_/                        /_/                        /_/


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         THIS PROXY, PROPERLY SIGNED AND DATED, IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.


Date ______________________          __________________________________________
                                     Signature of Stockholder



Date ______________________          __________________________________________
                                     Signature of Stockholder


         The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated July 9, 2008 and of the Annual Report to Stockholders.

                   [Clifton Savings Bancorp, Inc. Letterhead]


Dear ESOP Participant:

         On behalf of the Board of Directors, I am forwarding to you the attached YELLOW vote authorization form for the purpose of conveying your voting instructions to RSGroup Trust Company, our ESOP Trustee, on the proposals presented at the Annual Meeting of Stockholders of Clifton Savings Bancorp, Inc. (the "Company") on August 14, 2008. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and a Clifton Savings Bancorp, Inc. Annual Report to Stockholders.

         As a participant in the Clifton Savings Bank Employee Stock Ownership Plan (the "ESOP"), you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your ESOP account as of June 30, 2008, the record date for the Annual Meeting.

         The Trustee will vote all allocated shares of Company common stock as directed by participants. The Trustee will vote unallocated shares of Common Stock held in the ESOP Trust and the shares for which timely instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants, subject to its fiduciary duties.

         To direct the ESOP Trustee how to vote the shares of common stock allocated to your ESOP account, please complete and sign the enclosed YELLOW vote authorization form and return it in the enclosed, postage-paid envelope no later than THURSDAY, AUGUST 7, 2008. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Clifton Savings Bank.

                                       Sincerely,

                                       /s/ Walter Celuch

                                       Walter Celuch
                                       PRESIDENT AND CORPORATE SECRETARY

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that RSGroup Trust Company (the "ESOP Trustee"), is the holder of record and custodian of all shares of Clifton Savings Bancorp, Inc. (the "Company") common stock under the Clifton Savings Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on August 14, 2008.

         You are to vote my shares as follows:

         1. The election as directors of all nominees listed (except as marked to the contrary below).

                   John A. Celentano, Jr. and Thomas A. Miller

              FOR                  VOTE WITHHELD            FOR ALL EXCEPT

              /_/                       /_/                      /_/

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

--------------------------------------------------------------------------------

         2. The ratification of the appointment of Beard Miller Company LLP as independent registered public accountants of Clifton Savings Bancorp, Inc. for the year ending March 31, 2009.

              FOR                      AGAINST                    ABSTAIN

              /_/                        /_/                       /_/


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.



-----------------------------                   --------------------------------
Date                                            Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN AUGUST 7, 2008.

                   [Clifton Savings Bancorp, Inc. Letterhead]


Dear 401(k) Plan Participant:

         On behalf of the Board of Directors, I am forwarding to you the attached BLUE vote authorization form for the purpose of conveying your voting instructions to RSGroup Trust Company, the Trustee for the Clifton Savings Bancorp, Inc. Stock Fund (the "Employer Stock Fund") in the Clifton Savings Bank 401(k) Savings Plan (the "401(k) Plan"), on the proposals presented at the Annual Meeting of Stockholders of Clifton Savings Bancorp, Inc. (the "Company") on August 14, 2008. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and a Clifton Savings Bancorp, Inc. Annual Report to Stockholders.

         As a participant in the Employer Stock Fund, you are entitled to direct the Employer Stock Fund Trustee how to vote the shares of Company common stock credited to your account as of June 30, 2008, the record date for the Annual Meeting. To direct the Trustee how to vote the shares credited to your account, please complete and sign the enclosed BLUE vote authorization form and return it in the enclosed, postage-paid envelope no later than AUGUST 7, 2008. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Clifton Savings Bank.

                                              Sincerely,

                                              /s/ Walter Celuch

                                              Walter Celuch
                                              PRESIDENT AND CORPORATE SECRETARY

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that RSGroup Trust Company (the "Trustee") is the holder of record and custodian of all shares of Clifton Savings Bancorp, Inc. (the "Company") common stock credited to me under the Clifton Savings Bank 401(k) Savings Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on August 14, 2008.

You are to vote my shares as follows:

         1. The election as directors of all nominees listed (except as marked to the contrary below).

                   John A. Celentano, Jr. and Thomas A. Miller

              FOR                  VOTE WITHHELD            FOR ALL EXCEPT

              /_/                       /_/                      /_/


INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

--------------------------------------------------------------------------------

         2. The ratification of the appointment of Beard Miller Company LLP as independent registered public accountants of Clifton Savings Bancorp, Inc. for the year ending March 31, 2009.

              FOR                      AGAINST                    ABSTAIN


              /_/                        /_/                       /_/


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         The Trustee is hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.



-----------------------------                  ---------------------------------
Date                                           Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN AUGUST 7, 2008.